UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 11, 2011

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1                      Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note

On December 11, 2011, Zhejiang Jonway Automobile Co., Ltd. (“Jonway”), a majority owned subsidiary of ZAP, entered into a Promissory Note with Jonway Group Co. Ltd. (“Jonway Group”) pursuant to which Jonway borrowed $3,000,000 to be repaid on demand.  The unpaid principal amount of the note bears interest at a rate per annum equal to 8%, calculated on the basis of a 365 day year and the actual number of days lapsed.  All unpaid principal, together with any then unpaid and accrued interest, are due and payable within ten (10) calendar days following demand by Jonway Group.  Payment shall be made in the form of cash.

Down Payment Convertible Note

On December 11, 2011, ZAP entered into a Down Payment Convertible Note with Jonway Group pursuant to which ZAP borrowed $3,000,000 for the production of seventy-five Alias electric vehicles to be delivered and sold in 2012.  The unpaid principal amount of the note bears interest at a rate per annum equal to 8%, calculated on the basis of a 365 day year and the actual number of days lapsed.  Upon the completion of selling seventy-five Alias vehicles, ZAP will repay the unpaid principal, together with any then unpaid and accrued interest, on or before December 31, 2012.  Repayment shall be made at the option of Jonway Group in the form of either cash or ZAP’s Common Stock priced as of the date the principal was deposited into Jonway’s bank account on behalf of ZAP.

Payment Agreement

On December 11, 2011, ZAP entered into a Payment Agreement with Jonway Group pursuant to which ZAP paid Jonway Group for (i) past and continuing design, moldings, parts and engineering services in connection with the development and production of the Shuttle Van and Alias vehicles and (ii) certain amounts owed by ZAP to Jonway Group under the Supplemental Agreement to the Equity Transfer Agreement dated July 2, 2010.  Pursuant to the Payment Agreement, ZAP agreed to grant Jonway Group 70,000,000 shares of ZAP’s Common Stock.  Upon fulfillment of the agreement, all intellectual property rights related to the work performed by Jonway Group for the Shuttle Van and Alias shall be owned jointly by ZAP and Jonway.

On December 19, 2011, the Company issued a press release describing the above transaction. The full text of this press release is furnished herewith as Exhibit 99.1.

Section 2                      Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof in the sections entitled “Promissory Note” and “Down Payment Convertible Note” are incorporated by reference into this Item 2.03.

Section 9                      Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release, dated December 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: December 19, 2011	By:	/s/ Steven M. Schneider
Name: Steven M. Schneider
Title: Co-Chief Executive Officer and Secretary
(Co-Principal Executive Officer)